VK-SUMSUP-3 072012
Summary Prospectus Supplement dated July 20, 2012
The purpose of this supplement is to provide you with changes to the current Summary Prospectuses for Class A, B, C, R and Y shares, as applicable, of the Funds listed below:

Invesco Van Kampen American Franchise Fund	Invesco Van Kampen Leaders Fund
Invesco Van Kampen American Value Fund	Invesco Van Kampen Mid Cap Growth Fund
Invesco Van Kampen Comstock Fund	Invesco Van Kampen Small Cap Value Fund
Invesco Van Kampen Equity and Income Fund	Invesco Van Kampen Value Opportunities Fund
Invesco Van Kampen Growth and Income Fund
Effective September 24, 2012, “Van Kampen” is removed from the fund name.
VK-SUMSUP-3 072012